EXHIBIT 10.13

   INVESTMENT AGREEMENT


     INVESTMENT AGREEMENT (this "AGREEMENT"), dated as of December 10, 2001 by and among MarketCentral.net Corp., a Texas corporation (the "COMPANY"), and the undersigned investors (the "INVESTOR").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to $10,000,000 to purchase the Company's common stock, $.0001 par value per share (the "COMMON STOCK");

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) under the Securities Act of 1933, as amended (the "1933 ACT"), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW  THEREFORE,  the  Company  and  the  Investor  hereby agree as follows:

     1.     DEFINITIONS.  As  used  in this Agreement, the following terms shall
            ------------
have the following meanings specified or indicated, and such meanings shall be equally applicable to the singular and plural forms of the defined terms.

"1933  ACT"  shall  mean  the  Securities  Act  of  1933,  as it may be amended.

"1934 ACT" shall mean the Securities Exchange Act of 1934, as it may be amended.

"AFFILIATE"  shall  have  the  meaning  specified  in  Section  5(h).

"AGREED  UPON  PROECEDURES  REPORT"  shall have the meaning specified in Section
2(o).

"AGREEMENT"  shall  mean  this  Investment  Agreement.

"BRING  DOWN  COLD  COMFORT  LETTER" shall have the meaning specified in Section
2(n).

"BUY-IN"  shall  have  the  meaning  specified  in  Section  6.

"BUY-IN  ADJUSTMENT  AMOUNT"  shall  have  the  meaning  specified in Section 6.

"CLOSING"  shall  have  the  meaning  specified  in  Section  2(h).

"CLOSING DATE" shall mean, as defined in Section 2(h), the date which is thirteen (13) Trading Days following the Put Notice Date.

"COMMON  STOCK"  shall  mean  the  Common  Stock  of  the  Company.

"CONTROL"  or  "CONTROLS"  shall  have  the  meaning  specified in Section 5(h).

"COVERING  SHARES"  shall  have  the  meaning  specified  in  Section  6.

 "EFFECTIVE DATE" shall mean the date the SEC declares effective the Registration Statement covering the transactions described in the Agreement.

"ENVIRONMENTAL  LAWS"  shall  have  the  meaning  specified  in  Section  4(m).

"ESCROW  AGENT"  shall  mean  First  Union  National  Bank.

"ESCROW AGREEMENT" shall mean the Escrow Agreement entered into between the Company, Investor and Escrow Agent and attached as Exhibit C.

"EXECUTION DATE" shall mean the date all Transaction Documents are executed by the Company and Investor.

 "INDEMNITEES"  shall  have  the  meaning  specified  in  Section  10.

"INDEMNIFIED  LIABILITIES"  shall  have  the  meaning  specified  in Section 10.

"INEFFECTIVE PERIOD" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

"INVESTOR"  shall  mean  the  undersigned  investors.

"MAJOR  TRANSACTION"  shall  have  the  meaning  specified  in  Section  2(g).

"MATERIAL  ADVERSE  EFFECT"  shall  have  the meaning specified in Section 4(a).

"MATERIAL  FACTS"  shall  have  the  meaning  specified  in  Section  2(m).

"MAXIMUM  COMMON  STOCK  ISSUANCE"  shall  have the meaning specified in Section
2(j).

"MINIMUM ACCEPTABLE PRICE" with respect to any Put Date shall mean 75% of the Volume Weighted Average Price for the fifteen (15) Trading Day period immediately preceding such Put Notice Date.

 "OPEN PERIOD" shall mean the period beginning on and including the Trading Day immediately following the Effective Date and ending on the earlier of (i) the date which is forty-eight (48) months from the Effective Date and (ii) termination of the Agreement in accordance with Section 9.

 "PAYMENT  AMOUNT"  shall  have  the  meaning  specified  in  Section  2(p).

"PARTIAL  RELEASE  FORM"  shall  have  the  meaning  specified  in Section 2(i).

"PRICING PERIOD" shall mean the period beginning on the Put Notice Date and ending on and including the date which is ten (10) Trading Days after such Put Notice Date.

"PRINCIPAL  MARKET"  shall  have  the  meaning  specified  in  Section  2(f).

"PROSPECTUS" shall mean the prospectus, preliminary prospectus and supplemental prospectus used in connection with the Registration Statement.

"PURCHASE AMOUNT" shall mean the total amount being paid by both Investors on a particular Closing Date to purchase the Shares.

"PURCHASE PRICE" shall mean 94% of the average of the three (3) lowest closing bid prices of the Company's Common Stock during ten (10) Trading Day Pricing Period.

"PUT AMOUNT" shall mean, with respect to any single Put Notice, one hundred seventy-five percent (175%) of the average daily volume (U.S. market only) for the forty (40) Trading Days prior to the applicable Put Notice Date multiplied by the average of the three (3) daily closing bid prices immediately preceding the Put Date, but in no event more than $1,000,000.

"PUT NOTICE" shall mean a written notice sent to the Investor by the Company stating the Put Amount of Shares the Company intends to sell to the Investor pursuant to the terms of the Agreement and stating the current number of Shares issued and outstanding on such date.

"PUT NOTICE DATE" shall mean the Trading Day immediately following the day on which the Investor receives a Put Notice, however a Put Notice shall be deemed delivered on (x) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time (receipt being deemed to occur if the Company possess a facsimile confirmation showing completed transmission by such time), or (y) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day (receipt being documented as described in (x) above). No Put Notice may be deemed delivered on a day that is not a Trading Day.

"REGISTRATION  OPINION"  shall  have  the  meaning  specified  in  Section 2(m).

"REGISTRATION OPINION DEADLINE" shall mean the date that is three (3) Trading Days prior to each Put Notice Date.

"REGISTRATION  PERIOD"  shall  have  the  meaning  specified  in  Section  5(c).

"REGISTRATION RIGHTS AGREEMENT" shall mean the Agreement entered into by the Company with Investor for the registration of this transaction.

"REGISTRATION STATEMENT" means the registration statement of the Company filed under the 1933 Act covering this transaction.

"RELATED  PARTY"  shall  have  the  meaning  specified  in  Section  5(h).

"REPURCHASE  EVENT"  shall  have  the  meaning  specified  in  Section  2(p).

"RESOLUTION"  shall  have  the  meaning  specified  in  Section  8(f).

"SEC"  shall  mean  the  Securities  &  Exchange  Commission.

"SEC  DOCUMENTS"  shall  have  the  meaning  specified  in  Section  4(f).

"SECURITIES" shall mean the shares of Common Stock issued pursuant to the terms of the Agreement.

"SHARES" shall mean the shares of common stock of the Company having a par value of $.0001 per share.

"SOLD  SHARES"  shall  have  the  meaning  specified  in  Section  6.

"SUBSIDIARIES"  shall  have  the  meaning  specified  in  Section  4(a).

"TRADING DAY" shall mean any day on which the Principal Market for the Company's common stock is open for trading.

"TRANSACTION DOCUMENTS" shall mean the Agreement, Registration Rights Agreement, Escrow Agreement and each of the other agreements entered into by the parties hereto in connection with the Agreement.

"VALUATION  EVENT"  shall  have  the  meaning  specified  in  Section  2(k).

"VOLUME WEIGHTED AVERAGE PRICE" shall be as reported by Bloomberg Financial Markets ("BLOOMBERG"), or if not available through Bloomberg because of delisting, then the average of the bid prices of any market makers for the Company's Common Stock as reported in the "pink sheets" by the National Quotation Bureau, Inc.

     2.     PURCHASE  AND  SALE  OF  COMMON  STOCK
            --------------------------------------

     a.     Purchase  and  Sale  of Common Stock.  Upon the terms and conditions
            -------------------------------------
set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to that number of Shares having an aggregate Purchase Price of $10,000,000.

     b.     Delivery  of Put Notices.     Subject to the terms and conditions of
            ------------------------
the Transaction Documents, and from time to time during the Open Period the Company may, in its sole discretion, deliver a Put Notice to the Investor which states the Put Amount of Shares which the Company intends to sell to the Investor during the Pricing Period. In addition, the Put Amount designated by the Company in a Put Notice shall be equal to one hundred seventy-five percent (175%) of the average daily volume (U.S. market only) for the forty (40) Trading Days prior to the applicable Put Notice Date multiplied by the average of the three (3) daily closing bid prices immediately preceding the Put Date, but in no event more than $1,000,000. Once the Put Notice is received by the Investor the Put Notice shall not be terminated, withdrawn or otherwise revoked by the Company except as set forth in this Agreement. During the Open Period, the Company shall not be entitled to submit a Put Notice until after the previous closing has been completed. The Purchase Price shall be equal to 94% of the average of the three (3) lowest closing bid prices of the Company's Common Stock during the ten (10) Trading Day Pricing Period.

     The Company shall, in its sole discretion, be entitled to terminate the balance of the current Put Notice, if the closing bid price during the applicable Pricing Period with respect to that Put Notice is less than seventy-five percent (75%) of the Volume Weighted Average Price of the Common Stock for the fifteen (15) Trading Days prior to the Put Notice Date ("MINIMUM ACCEPTABLE PRICE"). In the event that the closing bid price for the applicable Pricing Period is less than the Minimum Acceptable Price, the Company may elect, by sending written notice to the Investors via facsimile, to cancel that portion of the Put Notice remaining for that number of Trading Days remaining after the written cancellation notice is deemed received by the Investors. The written
                                   ---------------
notice  shall  be  deemed received by the Investors on (i) the Trading Day it is
                   ---------------
received by facsimile or otherwise by the Investors if such notice is received on or prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile after 12:00 noon New York time on a
Trading  Day  or  at  anytime  on a day which is not a Trading Day.  The Company shall still be responsible however, for delivering that number of shares of Common Stock to the Escrow Agent that were sold by the Investors through and including the end of the Trading Day the written cancellation notice is deemed
                                                                          ------
received  by  the  Investors.
 -------
     Within ten (10) calendar days after the commencement of each calendar quarter occurring subsequent to the commencement of the Open Period, the Company undertakes to notify Investor as to its reasonable expectations as to the Put Amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     c.    Interest.   It  is  the  intention  of the parties that only interest
           --------
that may be payable under this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then:
(1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Investor may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Investor, the reduction will be treated as a partial payment. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

d.     Investor's  Obligation to Purchase Shares.  Subject to the conditions set
       -----------------------------------------
forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase from the Company during the related Pricing Period that number of Shares having an aggregate Purchase Price equal to the lesser of (i) the Put Amount set forth in the Put Notice, and
(ii) 15% of the aggregate trading volume during the applicable Pricing Period times (x) the average of the three (3) lowest closing bid prices of the Company's Common Stock during the specified Pricing Period, but only if said Shares bear no restrictive legend, are not subject to stop transfer instructions and are being held in escrow, pursuant to Section 2(h), prior to the applicable Closing Date. The Company acknowledges that there are two entities that will sign as Investor and that each Put Notice will be divided between them equally. PLJ Limited, LLC, a Delaware limited liability company, shall be obligated to provide fifty percent (50%) of the Put Amount of each Put Notice and Dutchess Private Equities Fund, L.P., a Delaware limited partnership shall be obligated to provide fifty percent (50%) of the Put Amount of each Put Notice.

     e.     Limitation  on  Investor's  Obligation  to  Purchase  Shares.
            ------------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and the Company shall in no event sell to the Investor, that number of Shares, which when added to the sum of the number of Shares beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "1934 ACT")), by the Investor, would exceed 4.99% of the number of Shares outstanding on the Put Notice Date for such Pricing Period, as determined in accordance with Rule 13d-1(j) under the 1934 Act. In no event shall the Investor purchase Shares of the Common Stock other than pursuant to this Agreement until such date as this Agreement is terminated. Each Put Notice shall include a representation of the Company as to the number of Shares of Common Stock outstanding on the related Put Notice Date as determined in accordance with Section 13(d) of the 1934 Act. In the event that the number of Shares of Common Stock outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any date during a Pricing Period than on the Put Notice Date associated with such Pricing Period, then the number of Shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor would be acquiring beneficial ownership of more than 4.99% of the number of Shares of Common Stock outstanding during such period.

     f.     Conditions  to  Investor's  Obligation  to  Purchase  Shares.
            ------------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put Notice and require the Investor to purchase any Shares at a Closing (as defined in Section 2(h)) unless each of the following conditions are satisfied:

(i) a Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times during the Pricing Period;

(ii) at all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed on The American Stock Exchange, Inc. or The New York Stock Exchange, Inc. or designated on the Nasdaq National Market, The Nasdaq SmallCap Market, or the National Association of Securities Dealer's, Inc. OTC electronic bulletin board (the "PRINCIPAL MARKET") and shall not have been suspended from trading thereon for a period of five (5) consecutive Trading Days during the Open Period and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock;

 (iii) the Company has complied with its obligations and is otherwise not in breach of a material provision, or in default under, this Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been corrected prior to delivery of the Put Notice Date;

 (iv) no injunction shall have been issued, or action commenced by a governmental authority, prohibiting the purchase or the issuance of the Common Stock; and

(v) the issuance of the Common Stock will not violate the shareholder approval requirements of Nasdaq.

If any of the events described in clauses (i) through (v) above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.

     g. For purposes of this Agreement, a "MAJOR TRANSACTION" shall be deemed to have occurred at the closing of any of the following events: (i) the consolidation, merger or other business combination of the Company with or into another person (other than pursuant to a migratory merger effected solely for the purposes of changing the jurisdiction of incorporation of the Company) (ii) the sale or transfer of all or substantially all of the Company's assets; or
(iii) the consummation of a purchase, tender or exchange offer made to, and accepted by, the holders of more than 30% of the economic interest in, or the combined voting power of all classes of voting stock of, the Company.

     h.     Mechanics  of  Purchase  of  Shares  by  Investor.  Subject  to  the
            -------------------------------------------------
satisfaction of the conditions set forth in Sections 2(f), 7 and 8, the closing of the purchase by the Investor of Shares (a "CLOSING") shall occur on the date which is thirteen (13) Trading Days following the Put Notice Date (a "CLOSING DATE"). Prior to each Closing Date, (i) the Company shall deliver to the Escrow Agent pursuant to the Escrow Agreement, annexed hereto as Exhibit C, certificates representing the Shares to be issued to the Investor on such date and registered in the name of the Investor or deposit such Shares into the account(s) (with the Investor receiving confirmation that the Shares are in such account(s)) designated by the Investor for the benefit of the Investor and (ii) the Investor shall deliver to the Escrow Agent the Purchase Price to be paid for such Shares (after receipt of confirmation of delivery of such Shares), determined as aforesaid, by wire transfer. In lieu of delivering physical certificates representing the Common Stock and provided that the Transfer Agent then is participating in The Depository Trust Company ("DTC") Fast Automated
                                                            ---
Securities  Transfer ("FAST") program, upon request of the Investor, the Company
                       ----
shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit the shares of Common Stock by crediting the account of each Investors' prime broker (which shall be specified by that Investor a reasonably sufficient time in advance) with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide proof satisfactory to the Escrow
                     ----
Agent  of  such  delivery.

The Company understands that a delay in the issuance of Shares beyond the Closing Date could result in economic loss to the Investor. After the Effective Date, as compensation to the Investor for such loss, the Company agrees to pay late payments to the Investor for late issuance of Shares in accordance with the following schedule (where "No. of Days Late" is defined as the number of days beyond the Closing Date):
     Late  Payment  For  Each
          No.  of  Days  Late               $10,000  of  Common  Stock
          -------------------               --------------------------

          1                                  $100
          2                                  $200
          3                                  $300
          4                                  $400
          5                                  $500
          6                                  $600
          7                                  $700
          8                                  $800
          9                                  $900
         10                                $1,000
         Over 10                           $1,000 + $200 for each
                                           Business Day late beyond 10

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Investor's right to pursue actual damages for the Company's failure to issue and deliver the Shares to the Investor, except to the extent that such late payments shall constitute payment for and offset any such actual damages alleged by the Investor, and any Buy In Adjustment Amount.

     i.     Partial  Release  of Shares.       After Investor has received a Put
            ---------------------------
Notice, but prior to the related Closing Date, the Investor, may authorize the Escrow Agent to release, every five (5) Trading Days, a portion of the Purchase Amount from escrow to the Company in exchange for a fixed number of Shares, subject to the following conditions:

(i)     The  Investor  shall  fill  out  and  sign a Partial Release of Purchase
Amount and Shares (the "Partial Release Form"). The Partial Release Form shall set forth the number of Shares to be released to Investor and the dollar amount the Escrow Agent shall wire to the Company.
(ii) The Partial Release Form shall be filled out and signed by the appropriate Investor and faxed to the Company prior to 12:00 p.m. New York City time.

     The number of Shares stated in the Partial Release Form shall be equal to the dollar amount to be released divided by 94% of the lowest closing bid price during that number of Trading Days of the Pricing Period that have expired.

     The Company and Investor agree that on the related Closing Date, an adjustment shall be made so that the terms set forth in the Investment Agreement shall be honored with the balance of the Purchase Amount being released to the Company and the balance of the Shares owed to Investor being released to Investor.
     j.     Overall  Limit  on  Common  Stock Issuable. Notwithstanding anything
            ------------------------------------------
contained herein to the contrary, if during the Open Period the Company becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of Shares issuable by the Company and purchasable by the Investor, including the shares of Common Stock issuable to the Investors pursuant to Section 11(b), shall not exceed that number of the shares of Common Stock that may be issuable without shareholder approval, subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalization affecting the Common Stock (the "MAXIMUM COMMON STOCK ISSUANCE"), unless the issuance of Shares, including any
                                    ------
Common Stock to be issued to the Investors pursuant to Section 11(b), in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company, if such issuance of shares of Common Stock could cause a delisting on the Principal Market. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Shares hereunder or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2(j).

     k. "VALUATION EVENT" shall mean an event in which the Company at any time during a "Pricing Period" takes any of the following actions:

     (i)     subdivides  or  combines  its  Common  Stock;
     (ii) pays a dividend in Common Stock or makes any other distribution of its Common Stock, except for dividends paid with respect to the Preferred Stock;
(iii) issues any options or other rights to subscribe for or purchase Common Stock and the price per share for which Common Stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;
     (iv) issues any securities convertible into or exchangeable for Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms
               of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;
     (v) issues shares of Common Stock otherwise than as provided in the foregoing subsections (i) through (iv), at a price per share less,  or
for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;
     (vi) makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (i) through (v); or
(vii) takes any action affecting the number of shares of Common Stock outstanding, other than an action described in any of the foregoing subsections
(i) through (vi) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put Notice is delivered to Investor.

     l. The Company agrees that it shall not take any action that would result in a Valuation Event occurring during a Pricing Period.

m.     Accountant's  Letter  and  Registration  Opinion.  Whenever  reasonably
       ------------------------------------------------
requested by Investor, the Company shall cause to be delivered to the Investor, on or prior to each Registration Opinion Deadline, an opinion of the Company's independent counsel, (the "REGISTRATION OPINION"), addressed to the Investor stating, inter alia, that no facts ("MATERIAL FACTS") have come to such counsel's attention that have caused it to believe that the Registration
Statement is subject to an Ineffective Period or to believe that the Registration Statement, any supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Closing Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor.

     n. (i) Whenever reasonably requested by Investor, the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "BRING DOWN COLD COMFORT LETTERS") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on or prior to each Registration Opinion Deadline;

     (ii) in the event that the Investor shall have requested delivery of an Agreed Upon Procedures Report pursuant to Section 2(o), the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2(n) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice to Investor until such report is delivered.

     o.      Procedure if Material Facts are Reasonably believed to be untrue or
            --------------------------------------------------------------------
are omitted. In the event after such consultation the Investor or the Investor's
-----------
counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,
(i) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or (ii) if the Company disputes the existence of any such material misstatement or omission, (x) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and (y) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("AGREED UPON PROCEDURES REPORT") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

          p.  Delisting;  Suspension.  If  at any time during the Open Period or
              ----------------------
within thirty (30) calendar days after the end of the Open Period, (i) the Registration Statement, after it has been declared effective, shall not remain effective and available for sale of all the Registrable Securities, (ii) the Common Stock shall not be listed on the Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one trading day resulting from business announcements by the Company) or the Company shall have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock, (iii) there shall have occurred a Major Transaction (as defined in Section 2(g)) or the public announcement of a pending Major Transaction which has not been abandoned or terminated, or (iv) the Registration Statement is no longer effective or stale for a period of more than five (5) Trading Days as a result of the Company to timely file its financials, the Company shall repurchase within thirty (30) calendar days of the occurrence of one of the events listed in clauses (i), (ii), (iii) or (iv)above (each a "REPURCHASE EVENT") and subject to the limitations imposed by applicable federal and state law, all or any part of the Shares issued to the Investor within the sixty (60) Trading Days preceding the occurrence of the Repurchase Event and then held by the Investor at a price per Share equal to the highest Volume Weighted Average Price during the period beginning on the date of the Repurchase Event and ending on and including the date on which the Investor is paid by the Company for the repurchase of the Shares (the "PAYMENT AMOUNT"). If the Company fails to pay to the Investor the full aggregate Payment Amount within ten (10) calendar days of the occurrence of a Repurchase Event, the Company shall pay to the Investor, on the first Trading Day following such tenth (10th) calendar day, in addition to and not in lieu of the Payment Amount payable by the Company to the Investor an amount equal to 2% of the aggregate Payment Amount then due and payable to the Investor, in cash by wire transfer, plus compounded annual interest of 18% on such Payment Amount during the period, beginning on the day following such tenth calendar day, during which such Payment Amount, or any portion thereof, is outstanding.

3.     INVESTOR'S  REPRESENTATIONS  AND  WARRANTIES.
       --------------------------------------------

     The  Investor  represents  and  warrants  to  the  Company  that:

     a.     Sophisticated  Investor.  The  Investor  has  such  knowledge,
            ------------------------
sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities.

     b.     Authorization;  Enforcement.     This  Agreement  has  been duly and
            ---------------------------
validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies

     c.     Section  9  of  the  1934 Act.  During the Open Period, the Investor
            -----------------------------
will comply with the provisions of Section 9 of the 1934 Act, and the rules promulgated thereunder, with respect to transactions involving the Common Stock.

     d.   Accredited  Investor.  Investor  is  an  "Accredited Investor" as that
          ---------------------
term  is  defined  in  Rule  501(a)(3)  of  Regulation  D  of  the  1933  Act.

     e.     No  Conflicts.  The  execution,  delivery  and  performance  of  the
            -------------
Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Investor or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor or any of its Subsidiaries or by which any property or asset of the Investor or any of its Subsidiaries is bound or affected. The business of the Investor and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
            --------------------------------------------------

     Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Investor that:

     a.     Organization  and Qualification.  The Company and its "SUBSIDIARIES"
            -------------------------------
(which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 4(a)) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 1 and 4(b)below).

     b.     Authorization;  Enforcement; Compliance with Other Instruments.  (i)
            --------------------------------------------------------------
The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction
Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Shares pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     c.     Capitalization.  As of the date hereof, the authorized capital stock
            --------------
of the Company consists of (i) 100,000,000 shares of Common Stock, of which a s of December 10, 2001 14,890,872 shares are issued and outstanding, 0 shares of Preferred Stock and approximately 1,301,232 shares of Common Stock are issuable upon the exercise of options, warrants and conversion rights. All outstanding warrants have an expiration date of no later than December 1, 2004. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 4(c) which is attached hereto and made a part hereof, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Investor, or the Investor has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS '), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     d.     Issuance  of  Shares.     A  sufficient  number  of  Shares issuable
            --------------------
pursuant  to  this  Agreement has been duly authorized and reserved for issuance
(subject to adjustment pursuant to the Company's covenant set forth in Section 5(f) below) pursuant to this Agreement. Upon issuance in accordance with this Agreement, the Securities will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of Shares, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

     e.     No  Conflicts.  The  execution,  delivery  and  performance  of  the
            -------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market or principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 4(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 4(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

     f.     SEC  Documents;  Financial  Statements.  Since  February  1999,  the
            --------------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Investor or its representatives, or they have had access through EDGAR, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 4(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investor with any material, nonpublic information which was not publicly disclosed prior to the date hereof and any material, nonpublic information provided to the Investor by the Company or its Subsidiaries or any of their officers, directors, employees or agents prior to any Closing Date shall be publicly disclosed by the Company prior to such Closing Date.

     g.     Absence of Certain Changes.  Except as disclosed in Schedule 4(g) or
            --------------------------
the SEC Documents filed at least five (5) days prior to the date hereof, since June 1, 2000, there has been no change or development in the business, properties, assets, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries which has had or reasonably could have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

     h.     Absence  of Litigation.  Except as set forth in Schedule 4(h), there
            ----------------------
is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

     i.     Acknowledgment Regarding Investor's Purchase of Shares.  The Company
            ------------------------------------------------------
acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     j.     No  Undisclosed  Events, Liabilities, Developments or Circumstances.
            -------------------------------------------------------------------
No event, liability, development or circumstance has occurred or exists, or to its knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

     k.     Employee Relations.  Neither the Company nor any of its Subsidiaries
            ------------------
is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

     l.     Intellectual  Property Rights.  The Company and its Subsidiaries own
            -----------------------------
or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 4(l), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 4(l), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

     m.     Environmental  Laws.  The  Company  and  its Subsidiaries (i) are in
            -------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

     n.     Title.  The  Company  and  its Subsidiaries have good and marketable
            -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 4(n) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

     o.     Insurance.  The  Company and each of its Subsidiaries are insured by
            ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     p.     Regulatory  Permits.  The  Company and its Subsidiaries have in full
            -------------------
force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

     q.     Internal  Accounting  Controls.  The  Company  and  each  of  its
            ------------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     r.     No  Materially  Adverse Contracts, Etc.  Neither the Company nor any
            --------------------------------------
of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     s.     Tax  Status.  The  Company  and each of its Subsidiaries has made or
            -----------
filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     t.     Certain  Transactions.  Except  as set forth on Schedule 4(t) and in
            ---------------------
the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 4(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     u.     Dilutive  Effect.  The Company understands and acknowledges that the
            ----------------
number of shares of Common Stock issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Open Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     v.   Right of First Refusal. The Company shall not, directly or indirectly,
          ----------------------
without the prior written consent of Investor offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its Common Stock or securities convertible into Common Stock at a price that is less than the market price of the Common Stock at the time of issuance of such security or investment (a "SUBSEQUENT FINANCING") for a period of one year after the Effective Date, except (i) the granting of options or warrants to employees, officers, directors and consultants, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants or options and upon conversion of any currently outstanding convertible debenture or convertible preferred stock, in each case disclosed pursuant to
Section 4(c), (iii) securities issued in connection with the capitalization or creation of a joint venture with a strategic partner, (iv) shares issued to pay part or all of the purchase price for the acquisition by the Company of another entity (which, for purposes of this clause (iv), shall not include an individual or group of individuals), and (v) shares issued in a bona fide public offering by the Company of its securities, unless (A) the Company delivers to Investor a
                                   ------
written notice (the "SUBSEQUENT FINANCING NOTICE") of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person with whom such Subsequent Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) Investor shall not have notified the Company by 5:00 p.m. (New York time) on the fifth (5th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to provide, subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Financing Notice. If Investor shall fail to notify the Company of its intention to enter into such negotiations within such time period, then the Company may effect the Subsequent Financing substantially upon the terms set forth in the Subsequent Financing Notice; PROVIDED THAT the Company shall provide Investor with a second Subsequent Financing Notice, and Investor shall again have the right of first refusal set forth above in this Section, if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty
(30) Trading Days after the date of the initial Subsequent Financing Notice. The rights granted to Investor in this Section are not subject to any prior right of first refusal given to any other person except as disclosed on Schedule 4(c).

w.  Lock-up.  The  Company  agrees to use its best efforts to have its officers,
    -------
directors and affiliates refrain from selling Common Stock during each Pricing Period.

x.  No  General  Solicitation.  Neither the Company, nor any of its affitilates,
    --------------------------
nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock offered hereby.

     5.     COVENANTS  OF  THE  COMPANY
            ---------------------------

     a.     Best  Efforts.  The  Company  shall  use  its best efforts timely to
            -------------
satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

     b.     Blue  Sky.  The  Company  shall, at its sole cost and expense, on or
            ---------
before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of such states of the United States, as specified by Investor, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall, at its sole cost and expense, make all filings and reports relating to the offer and sale of the Securities required under the applicable securities or "Blue Sky" laws of such states of the United States following each of the Closing Dates.

     c.     Reporting  Status.  Until the earlier of (i) the first date which is
            -----------------
after the date this Agreement is terminated pursuant to Section 9 and on which the Holders (as that term is defined in the Registration Rights Agreement) may sell all of the Securities acquired pursuant to this Agreement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Holders shall have sold all the Securities issuable hereunder and (B) this Agreement has been terminated pursuant to Section 9 (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1934 Act.

     d.     Use of Proceeds.  The Company will use the proceeds from the sale of
            ---------------
the Shares (excluding amounts paid by the Company for fees as set forth in the Transaction Documents) for general corporate and working capital purposes.

     e.     Financial  Information.  The Company agrees to make available to the
            ----------------------
Investor via EDGAR or other electronic means the following to the Investor during the Registration Period: (i) within five (5) Trading Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders and (iv) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the National Association of Securities Dealers, INC.

     f.     Reservation  of  Shares.  Subject  to  the  following  sentence, the
            -----------------------
Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Securities hereunder. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance as described in this Section 5(f), the Company shall use its best efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares.

     g.     Listing.  The  Company  shall  promptly secure the listing of all of
            -------
the Registrable Securities (as defined in the Registration Rights Agreement) upon the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section  5(g).

     h.     Transactions  With  Affiliates.  The  Company  shall  not, and shall
            ------------------------------
cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     i.     Filing  of  Form  8-K.  On  or  before  the  date which is three (3)
            ---------------------
Trading Days after the Execution Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act, if such filing is required.

     j.     Corporate  Existence.  The  Company  shall  use  its best efforts to
            --------------------
preserve  and  continue  the  corporate  existence  of  the  Company.

     k.  Notice of Certain Events Affecting Registration; Suspension of Right to
         -----------------------------------------------------------------------
Make  a  Put.  The Company shall promptly notify Investor upon the occurrence of
-------------
any  of  the  following events in respect of a Registration Statement or related
--
prospectus  in  respect of an offering of the Shares: (i) receipt of any request
--
for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus;
(ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration
Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration
Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

     l.  Reimbursement.  If  (i)  Investor,  other  than  by reason of its gross
         -------------
negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Investor is impleaded in any such action, proceeding or investigation by any person, or (ii) Investor, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Investor is a named party, the Company will pay to Investor the charges, as reasonably determined by Investor, for the time of any officers or employees of Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, Investor and any such affiliate and any such person.

     6.  COVER.  If,  the number of Shares represented by any Put Notices become
         -----
restricted or are no longer freely trading for any reason, and after the applicable Closing Date, the Investor purchases, in an open market transaction or otherwise, the Company's Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Investor (the "Sold Shares"), which delivery such Investor anticipated to make using the Shares represented by the Put Notice (a "Buy-In"), the Company shall pay to the Investor the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (a) the Investor's total purchase price (including brokerage commissions, if any) for the Covering Shares over (b) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Investor in immediately available funds immediately upon demand by the Investor. By way of illustration and not in limitation of the foregoing, if the Investor purchases Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to the Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which the Company will be required to pay to the Investor will be $1,000.

     7.     CONDITIONS  OF  THE  COMPANY'S  OBLIGATION  TO  SELL.
            ----------------------------------------------------

     The obligation hereunder of the Company to issue and sell the Shares to the Investor is further subject to the satisfaction, at or before each Closing Date, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a. The Investor shall have executed each of this Agreement and the Registration Rights Agreement and delivered the same to the Company.

     b. The Investor shall have delivered to the Company the Purchase Price for the Shares being purchased by the Investor at the Closing (after receipt of confirmation of delivery of such Shares) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

     c. The representations and warranties of the Investor shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to such Closing Date.

     d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

e.     No  Valuation  Event  shall have occurred since the applicable Put Notice
Date.

     8.     FURTHER  CONDITIONS  OF  THE  INVESTOR'S  OBLIGATION  TO  PURCHASE.
            ------------------------------------------------------------------

     The obligation of the Investor hereunder to purchase Shares is subject to the satisfaction, on or before each Closing Date, of each of the following conditions set forth below.

     a. The Company shall have executed each of the Transaction Documents and delivered the same to the Investor.

     b. The Common Stock shall be authorized for quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the Principal Market or the SEC, at any time beginning on the date hereof and through and including the respective Closing Date (excluding suspensions of not more than one Trading Day resulting from business announcements by the Company, provided that such suspensions occur prior to the Company's delivery of the Put Notice related to such Closing).

     c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date and (ii) with respect to the representations made in Sections 4(g), (h) and (j) and the third sentence of Section 4(k) hereof, events which occur on or after the date of this Agreement and are disclosed in SEC filings made by the Company at least ten (10) Trading Days prior to the applicable Put Notice Date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company on or before such Closing Date. The Investor may request an update as of such Closing Date regarding the representation contained in Section 4(c) above.

     d. Investor shall have received an opinion letter of the Company's counsel on or before the Execution Date.

     e. The Company shall have executed and delivered to the Escrow Agent or Investor the certificates representing, or have executed electronic book-entry transfer of, the Shares, (in such denominations as such Investor shall request) being purchased by the Investor at such Closing.

     f. The Board of Directors of the Company shall have adopted resolutions consistent with Section 4(b)(ii) above and in a form reasonably acceptable to the Investor (the "RESOLUTIONS") and such Resolutions shall not have been amended or rescinded prior to such Closing Date.

     g. If requested by the Investor, the Investor shall receive a letter of the type, in the form and with the substance of the letter described in Section 3(s) of the Registration Rights Agreement from the Company's auditors.

     h. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     i. The Registration Statement shall be effective on each Closing Date and no stop order suspending the effectiveness of the Registration statement shall be in effect or shall be pending or threatened. Furthermore, on each Closing Date (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action),and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

     j. At the time of each Closing, the Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or which would require public disclosure or an update supplement to the prospectus.

     k. There shall have been no filing of a petition in bankruptcy, either voluntarily or involuntarily, with respect to the Company and there shall not have been commenced any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, and there shall have been no calling of a meeting of creditors of the Company or appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for, with or without the consent or acquiescence of the Company.

     l. If applicable, the shareholders of the Company shall have approved the issuance of any Shares in excess of the Maximum Common Stock Issuance in accordance with Section 2(j).

     m. The conditions to such Closing set forth in Section 2(f) shall have been satisfied on or before such Closing Date.

     n. The Company shall have certified to the Investor the number of shares of Common Stock outstanding as of a date within five (5) Trading Days prior to such Closing Date.

     o. The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request upon reasonable advance notice.

     9. TERMINATION. This Agreement shall terminate upon any of the following events:

(i)  when  the  Investor has purchased an aggregate of $10,000,000 in the Common
Stock of the Company pursuant to this Agreement; provided that the Company's representations, warranties and covenants contained in this Agreement insofar as applicable to the transactions consummated hereunder prior to such termination, shall survive the termination of this Agreement for the period of any applicable statute of limitations,

     (ii) on the date which is forty-eight (48) months after the Effective Date;

(iii) if the Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company;

(iv) if the Company shall issue or sell any equity securities or securities convertible into, or exchangeable for, equity securities (other than the current convertible debenture offering) or enter into any other equity financing facility during the Open Period, other than in compliance with Section 4(v);

(v) the trading of the Common Stock is suspended by the SEC, the Principal Market or the NASD for a period of five (5) consecutive Trading Days during the Open Period;

(vi) the Company shall not have filed with the SEC the initial Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the initial Registration Rights Agreement within sixty (60) calendar days of the date hereof or the Registration Statement has not been declared effective within one hundred eighty (180) calendar days of the date hereof; or

(vii) The Common Stock ceases to be registered under the 1934 Act or listed or traded on the Principal Market; or

(viii) The Company requires shareholder approval under Nasdaq rules to issue additional shares and such approval is not obtained within 60 days from the date when the Company has issued its 19.9% maximum allowable shares.

Upon the occurrence of one of the above-described events, the Company shall send written notice of such event to the Investor.

     10. INDEMNIFICATION. In consideration of the Investor's execution and delivery of the this Agreement and the Registration Rights Agreement and acquiring the Shares hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES'), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby
(ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares or (v) the status of the Investor or holder of the Shares as an investor in the Company, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Investor which is specifically intended by the Investor for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Investor may have, and any liabilities the Investor may be subject to.

     11.     GOVERNING  LAW;  MISCELLANEOUS.

     a.     Governing  Law.  This Agreement shall be governed by and interpreted
            --------------
in accordance with the laws of the State of Texas without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

b.     Commitment  Fees;  Placement  Agent  Fees; Advisory Fees; Legal Fees; and
       -------------------------------------------------------------------------
Escrow  Fees.
   ----------

     (i) As an inducement to Dutchess Private Equities, L.P. to enter into this Agreement, the Company has agreed to issue to Dutchess Private Equities, L.P. as a commitment fee that number of shares of Common Stock equal to $37,500 divided by the closing bid price of the Company's Common Stock on the Execution Date. These shares will be registered in the current offering and one-half of the shares shall be issued to Dutchess Private Equities, L.P. in certificate form no later than two (2) Trading Days after the Execution Date and one-half of the shares shall be issued to Dutchess Private Equities, L.P. in certificate form no later than sixty (60) calendar days after the Execution Date.

          (ii) The Company has agreed to issue to May Davis Group, Inc., as part of its placement fee, that number of shares of Common Stock equal to $150,000 divided by the closing bid price of the Company's Common Stock on the Execution Date. These shares will be registered in the current offering and one-half of the shares shall issuable to May Davis Group, Inc. in certificate form no later than two (2) Trading Days following the Execution Date and one-half of the shares shall be issued to May Davis Group, Inc. in certificate form no later than sixty (60) calendar days after the Execution Date. Additionally, on each Closing Date the Company shall pay to May Davis Group, Inc., as part of its placement fee an amount equal to 5.0% of the Purchase Amount being paid by PLJ Limited, LLC, which amount shall be deducted from the Purchase Amount by the Escrow Agent and paid directly to May Davis Group, Inc.
(iii) Dutchess Advisors, Ltd. is acting in an advisory capacity to one of the Investors, Dutchess Private Equities Fund, L.P., and the Company has agreed to pay an amount in cash and Common Stock for the advisory services being rendered to that Investor. On each Closing Date the Company shall pay to Dutchess Advisors, Ltd., as part of its advisory fee, an amount equal to 5.0% of the Purchase Amount being paid by Dutchess Private Equities Fund, L.P., which amount shall be deducted from the Purchase Amount by the Escrow Agent and paid directly to Dutchess Advisors, Ltd. The Company shall also issue to Dutchess Advisors, Ltd., as part of its advisory fee, that number of shares of Common Stock equal to $112,500 divided by the closing bid price of the Company's Common Stock on the Execution Date. These shares will be registered in the current offering and one-half of the shares shall be issued to Dutchess Advisors, Ltd. in certificate form no later than two (2) Trading Days after the Execution Date and one-half of the shares shall be issued to Dutchess Advisors, Ltd. in certificate form no later than sixty (60) calendar days after the Execution Date.

     (iv) The Company shall issue to Investors' counsel, Joseph B. LaRocco, Esq., 200% of that number of shares of Common Stock equal to $20,000 divided by the closing bid price of the Company's Common Stock on the Execution Date. These shares will be registered in the current offering and issued to Joseph B LaRocco no later than two (2) Trading Days after the Execution Date.

     (v) The Company shall also pay the Escrow Agent for escrow services pursuant to a separate escrow agreement.

     (vi) Except as otherwise set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys' fees and expenses incurred by either the Company or by the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached the Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities issued pursuant hereto.

     c.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
            ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     d.     Headings;  Singular/Plural.  The  headings of this Agreement are for
            ---------------------------
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.

     e.     Severability. If any provision of this Agreement shall be invalid or
            ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     f.     Entire  Agreement;  Amendments.  This Agreement supersedes all other
            ------------------------------
prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

     g.     Notices.  Any  notices or other communications required or permitted
            -------
to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If  to  the  Company:

     MarketCentral.net  Corp.
     6401  South  Boston  Street
     Englewood,  CO  80111
     Attention:  Paul  Taylor,  CEO
     Telephone:     720-489-1315
     Facsimile:

And
     William  Stocker,  Esq.
     34190  Sepulveda  Avenue,  Suite  200
     Capistrano  Beach,  CA  92624
     Telephone:  949-487-7295
     Facsimile:  949-487-7285

     If  to  the  Investor:

     At  the  address  listed  in  the  Questionnaire

     With  a  copy  to:

 Joseph  B.  LaRocco,  Esq.
49  Locust  Avenue,  Suite  107
New  Canaan,  CT  06840
Telephone  No.:  203-966-0566
Telecopier  No.:  203-966-0363

     Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

h.     No  Assignment.  This  Agreement  may  not  be  assigned.
       --------------

     i.     No  Third  Party  Beneficiaries.  This Agreement is intended for the
            -------------------------------
benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     j.     Survival.  The representations and warranties of the Company and the
            --------
Investor contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 5, and the indemnification provisions set forth in Section 10, shall survive each of the Closings. The Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     k.     Publicity.  The  Company  and Investor shall consult with each other
            ---------
in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor without the prior written consent of such Investor, except to the extent required by law. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities 1933 Act or the 1934 Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

     l.     Further  Assurances. Each party shall do and perform, or cause to be
            -------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     m.     Placement  Agent.  Except as set forth in this Agreement, no fees or
            ----------------
commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity, with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify and hold harmless the Investor, their employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses incurred in respect of any such claimed or existing fees, as such fees and expenses are incurred.

     n.     No  Strict Construction. The language used in this Agreement will be
            -----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     o.     Remedies.  The Investor and each holder of the Shares shall have all
            --------
rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.

     p.     Payment Set Aside. To the extent that the Company makes a payment or
            -----------------
payments to the Investor hereunder or the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     q. The Company agrees that the Investors shall be severally and not jointly liable for the representations, covenants and warranties made in this Agreement. Also the Company agrees that the Investors shall be severally and not jointly liable for any breaches of this Agreement, so that each Investor shall bear its own liability based on which Investor caused such breach.

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
                             MARKETCENTRAL.NET CORP.
                                  QUESTIONNAIRE


     The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Shares described in this Agreement may be accepted.

     ALL  INFORMATION  CONTAINED  IN  THIS  QUESTIONNAIRE  WILL  BE  TREATED
CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the 1933 Act, as amended. Further, the undersigned understands that the offering may be required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and "blue sky" regulators.

     IN ADDITION TO SIGNING THE SIGNATURE PAGE, IF REQUESTED BY THE COMPANY, THE UNDERSIGNED MUST COMPLETE FORM W-9.

I.     PLEASE  CHECK  EACH  OF  THE  STATEMENTS  BELOW  THAT  APPLIES.

          1.     The  undersigned: (a) has total assets in excess of $5,000,000;
(b) was not formed for the specific purpose of acquiring the securities and (c) has its principal place of business in ___________.

     2. The undersigned is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

     3. The undersigned is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year. Such income is solely that of the undersigned and excludes the income of the undersigned's spouse.

     4. The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income", an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.



          5.     The  undersigned  is:

     (a)     a  bank  as  defined  in  Section  3(a)(2)  of  the  1933  Act;  or

     (b)     a  savings  and loan association or other institution as defined in
Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

     (c)     a  broker  or  dealer registered pursuant to Section 15 of the 1934
Act;  or

     (d)     an  insurance  company as defined in Section 2(13) of the 1933 Act;
or

     (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

     (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

     6. The undersigned is an entity in which all of the equity owners are "accredited investors", as that term is defined in Rule 501(a)(3) of Regulation D of the 1933 Act.

II.     INVESTOR  INFORMATION.

(A)     IF  THE  UNDERSIGNED  IS  AN  INDIVIDUAL:

     Name  _________________________________________

     Street  Address  __________________________________

     City,  State,  Zip  Code  _____________________________

     Phone  ____________________  Fax  _________________

     Social  Security  Number  ___________________________

     Send  Correspondence  to:
          _______________________________________________
     _______________________________________________
     _______________________________________________


(B)     IF  THE  UNDERSIGNED  IS  NOT  AN  INDIVIDUAL:

     Name  of  Entity  __________________________________

Person's  Name  ___________________  Title___________

     State  of  Organization  ______________________________

     Principal  Business  Address  _________________________

     City,  State,  Zip  Code  ______________________________

     Taxpayer  Identification  Number  _____________________

     Phone  ____________________  Fax  _________________

     Send  Correspondence  to:
          _______________________________________________
     _______________________________________________
     _______________________________________________




                             MARKETCENTRAL.NET CORP.
                                 SIGNATURE PAGE
                                 --------------

     Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire, Subscription Agreement and Registration Rights Agreement.

     1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify MarketCentral.net Corp. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned's subscription and will promptly send MarketCentral.net Corp. written confirmation of such change.

     2. The undersigned signatory hereby certifies that he/she has read and understands the Investment Agreement and Questionnaire, and the representations made by the undersigned in this Investment Agreement and Questionnaire are true and accurate.



                              PLJ  LIMITED,  LLC



____________________________          By:____________________________________
          Date                           Name:  Alfred  Hahnfeldt
                                     Title:  A  Managing  Member





                 DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
                 BY  ITS  GENERAL  PARTNER  DUTCHESS
                 CAPITAL  MANAGEMENT,  LLC



____________________________          By:__________________________________
Date                           Name:
                               Title:  A  Managing  Member










                             COMPANY ACCEPTANCE PAGE
                             -----------------------


This Subscription Agreement accepted and agreed to this ____ day of December, 2001.


MARKETCENTRAL.NET  CORP.



By__________________________________
      Paul  Taylor,  its  CEO


                                LIST OF EXHIBITS
                                -----------------


EXHIBIT  A               Registration  Rights  Agreement
EXHIBIT  B               Opinion  of  Company's  Counsel
EXHIBIT  C               Escrow  Agreement
EXHIBIT  D               Broker  Representation  Letter
EXHIBIT  E               Board  Resolution
EXHIBIT  F               Put  Notice
EXHIBITG               Partial  Release  of  Put  Amount  and  Shares


                                LIST OF SCHEDULES
                                -----------------

Schedule  4(a)                 Subsidiaries
Schedule  4(c)                 Capitalization
Schedule  4(e)                 Conflicts
Schedule  4(g)                 Material  Changes
Schedule  4(h)                 Litigation
Schedule  4(l)                 Intellectual  Property
Schedule  4(n)                 Liens
Schedule  4(t)                 Certain  Transactions

                                    EXHIBIT B


     LAW  OFFICES  OF
     William  Stocker
     phone (949) 487-7295
     34190 Sepulveda Avenue Suite 200     fax (949) 487-7285
     Capistrano  Beach  CA  92624

     December  10,  2001


To:  The  Purchasers  of  MarketCentral.net  Corp.

re:  MarketCentral.net  Corp.

     Dear  Ladies  and  Gentlemen:

     We have acted as counsel to MarketCentral.net Corp., a corporation incorporated under the laws of the State of Texas ("MKCT"), in connection with the proposed issuance and sale of common stock pursuant to that certain
Investment Agreement (including all Exhibits and Appendices thereto, collectively the "Agreements").

     In connection with rendering the opinions set forth herein, we have examined drafts of the Agreement, MKCT's Certificate of Incorporation, and its Bylaws, as amended to date, the proceedings of MKCT's Board of Directors taken in connection with entering into the Agreements, and such other documents, agreements and records as we deemed necessary to render the opinions set forth below.

     In conducting our examination, we have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which we have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies, (iii) that each of the Agreements has been duly and validly authorized, executed and delivered by the party or parties thereto other than MKCT, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than MKCT, enforceable against such party or parties in accordance with the Agreements' terms.

     Based  upon  the  subject  to  the  foregoing,  we are of the opinion that:

     1. MKCT has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where MKCT owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on MKCT, and has all requisite corporate power and authority to own its properties and conduct its business.

     2. The authorized capital stock of MKCT consists of 100,000,000 shares of Common Stock, $0.0001 par value per share, each Common Voting Equity Stock, such shares to carry the short title "Common"; and no other class of stock.

     3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and MKCT has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

     4. When duly countersigned by MKCT's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements the Common Stock will be duly authorized and validly issued, fully paid and nonassessable;

     5     MKCT  has  the  requisite corporate power and authority to enter into the Agreements and to sell and deliver the Common as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by MKCT to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by MKCT or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of MKCT, and is a valid and binding agreement of MKCT, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

     6. To the best of our knowledge, after due inquiry, the execution, delivery and performance of the agreements by MKCT and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) MKCT's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which MKCT is party or by which it or any of its property is bound, (iii) any applicable statute or regulation or as other, (iv) or any judgment, decree or order of any court or governmental body having jurisdiction over MKCT or any of its property.

     7. The issuance of Common Stock in accordance with the Agreements will not violate the applicable listing agreement between MKCT and any securities exchange or market on which MKCT's securities are listed.

     8. To the best of our knowledge, after due inquiry, there is no pending or threatened litigation, investigation or other proceedings against MKCT.

     9. MKCT complies with the eligibility requirements for the use of Form SB-2, under the Securities Act of 1933, as amended.

     This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the United States and the Corporate Laws of the State of Texas and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Agreements may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the State of Texas.

     The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Agreements and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                Very truly yours,




WS:zbe     William  Stocker
See  Agreements

                                    EXHIBIT D

                              [BROKER'S LETTERHEAD]




Date
Via  Facsimile

Attention:
______________________
______________________
______________________

Re:  MARKETCENTRAL.NET  CORP.

Dear  __________________:

It is our understanding that the Form______ Registration Statement bearing SEC File Number ( ___-______) filed by MARKETCENTRAL.NET CORP. on Form _____ on __________, 2001 was declared effective on _________, 200_.

This letter shall confirm that ______________ shares of the common stock of MARKETCENTRAL.NET CORP. are being sold on behalf of __________________ and that we shall comply with the prospectus delivery requirements set forth in that Registration Statement by filing the same with the purchaser.

If  you  have  any  questions  please  do  not  hesitate  to  call.

Sincerely,



______________________



cc:  Joseph  B.  LaRocco,  Esq.

                                    EXHIBIT E

     MARKETCENTRAL.NET  CORP.
     A  TEXAS  CORPORATION

     MINUTES  OF  THE  BOARD  OF  DIRECTORS

     October  24,  2001

     The Meeting was held pursuant to waiver of Notice. The Sole Officer and Director, Paul Taylor, was present in person or via telephone and acted as President and Secretary of the meeting.

     THE BOARD DISCUSSED Managements plan for financing and registration of shares pursuant the Securities Act of 1933. Reference is made to that certain Registration of Rights Agreement, by and between MarketCentral.net Corp, and Investors.

     THE FOLLOWING ACTION WAS RESOLVED AND TAKEN: The Officers are empowered and directed to proceed with the funding agreements, and to register and in due course issue 65,000,000 shares of common stock, pursuant to the Securities Act of 1933, and the Registration Agreement, for the purpose of obtaining a $10,000,000.00 (Ten Million) equity line. The shares shall be registered on Form SB-2.

     THERE  BEING  NO  FURTHER  BUSINESS,  the  meeting  was  adjourned.

     THE UNDERSIGNED DIRECTORS hereby Acknowledge or Waive Notice of this Meeting and Approve the foregoing Minutes of the Board.

     /S/
     Paul  Taylor
     Sole  Officer  and  Director

     EXHIBIT  F

PUT  NOTICE  NO.   ______

     MARKETCENTRAL.NET CORP., a Texas corporation (the "Company"), hereby elects to exercise its right pursuant to the Investment Agreement to require Investor
to  purchase  shares  of  its common stock.   The Company hereby certifies that:

     1.  The  Put  Amount  is:  $_______________.

2.     The  Pricing  Period  runs  from  ____________________  to
____________________.

3. The current number of shares of common stock issued and outstanding as of _____________ are __________________________.

     4. 94% of the average of the three (3) lowest closing bid prices of the Company's Common Stock during the ten (10) Trading Day Pricing Period ("3 Ave. Lowest") is as follows:

 3  Ave.  Lowest           x    94%   =    Purchase Price  x  (15% of Volume)  =
Total
___________     x    94%  =     __________    x  _____________   =  $__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________    =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
___________          x    94%   =     __________    x  _____________   =
$__________
                   GRAND  TOTALS             _____________*    $____________**

Number  of  Shares  being  Purchased (total of 15% volume column) _____________*

Aggregate  Purchase  Price  of  Shares  $__________________**

               Less  Escrow  Fee  -  __________________

            Less  Placement  Fee  -  ___________________

                          Less  Advisor's  Fee  -  ___________________

      Amount  to  be  wired  to  Company


The undersigned has executed this Put Notice as of this ___ day of _________, 200__.

MARKETCENTRAL.NET  CORP.


By:_______________________________________
      Name  and  title:




                                    EXHIBIT G

                  PARTIAL RELEASE OF PURCHASE AMOUNT AND SHARES

     To:

     MarketCentral.net  Corp.
     6401  South  Boston  Street
     Englewood,  CO  80111
     Attention:  Paul  Taylor,  President
     Telephone:     720-489-1315
     Facsimile:

     With  a  copy  to:
     William  Stocker,  Esq.
     34190  Sepulveda  Avenue,  Suite  200
     Capistrano  Beach,  CA  92624
     Telephone:  949-487-7295
     Facsimile:  949-487-7285


Joseph  B.  LaRocco,  Esq.
49  Locust  Avenue,  Suite  107
New  Canaan,  CT  06840
Telephone  No.:  203-966-0566
Telecopier  No.:  203-966-0363

Pursuant to the terms of the Investment Agreement the Investor requests the release from the Company of __________ shares of the Company's Common Stock by overnight delivery or DWAC, if available, and the Investor, upon confirmation of receipt of the Shares by the Escrow Agent shall wire $____________ to the Company within two (2) Trading Days of said confirmation at which time Escrow Agent shall wire the funds to the Company and deliver the shares to the Investor pursuant to the instructions given to the Escrow Agent by the Investor
                            INVESTOR


                            By:

Note:  The  number  of  Shares  stated in this PARTIAL RELEASE OF PUT AMOUNT AND
----
SHARES Form shall be equal to the dollar amount to be released divided by 94% of
----
the lowest closing bid price during that number of Trading Days that have elapsed in the specified Pricing Period.

                           SCHEDULE 4(a)  SUBSIDIARIES


     In March 2001, MarketCentral.net Corp. acquired 100% of FCOM, Inc., a private Colorado corporation, for the issuance of 2,500,000 new investment common shares. FCOM currently operates as a wholly-owned subsidiary of our company.

     FCOM is a digital "services and component aggregator," a new breed of content provider that integrates digital components from multiple application providers, partners and vendors into a single unified service distributed at the wholesale level. Further information about FCOM can be found in our December 31, 2000 Annual Report filed on Form 10-KSB.

     MarketCentral.net  Corp.  has  no  other  subsidiaries.

                          SCHEDULE 4(c)  CAPITALIZATION

     The authorized capital stock of MarketCentral.net Corp. consists of 100,000,000 shares of Common Stock, $0.0001 par value per share, each Common Voting Equity Stock, such shares to carry the short title "Common"; and no other class of stock.


     As of December 10, 2001 14,890,872 shares are issued and outstanding, 0 shares of Preferred Stock and approximately 1,301,232 shares of Common Stock are issuable upon the exercise of options, warrants and conversion rights. All outstanding warrants have an expiration date of no later than December 1, 2004. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.

                             SCHEDULE 4(e) CONFLICTS


                                      NONE

                         SCHEDULE 4(g)  MATERIAL CHANGES

Please refer to the quarterly report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 for the Quarterly Period ended September 30, 2001filed on November 26, 2001. As of December 10, 2001 no other material changes have occurred.

                            SCHEDULE 4(h)  LITIGATION
     There are no legal proceedings pending against or involving us, as of December 10, 2001, and none are threatened or suspected.

                              SCHEDULE 4(n)  LIENS


                                      NONE

                    SCHEDULE 4(t)  CERTAIN TRANSACTIONS

     On October 12, 2001 the Company executed a Stock Purchase Agreement with a group of offshore investors, allowing the Company to raise up to $1.3 million through the sale of restricted Common stock. The transaction will be completed in accordance with Regulation S compliance conditions and appropriate rules. The Company entered into a Stock Purchase Agreement to sell up to 8.4 million restricted shares pursuant to a Regulation S offering. The Reg S offering will continue until fully sold or December 31st 2001.